                                                                     Exhibit 3.3

                                    BYLAWS OF
                              ENCLAVES GROUP, INC.
                            (a Delaware corporation)

                                   ARTICLE I

                                CORPORATE OFFICES

1.1  REGISTERED OFFICE

     The registered  office of the corporation shall be fixed in the certificate of incorporation of the corporation.

1.2  OTHER OFFICES

     The board of  directors  may at any time  establish  branch or  subordinate offices  at any  place or  places  where  the  corporation  is  qualified  to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

2.1  PLACE OF MEETINGS

     Meetings of  stockholders  shall be held at any place within or outside the
State of Delaware  designated by the board of  directors.  In the absence of any such  designation,  stockholders'  meetings  shall  be  held  at  the  principal executive office of the corporation.

2.2  ANNUAL MEETING

     The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held in each year at such date, time and location as determined by the board of directors. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next  succeeding  full  business  day. At the  meeting,  directors  shall be elected, and any other proper business may be transacted.

2.3  SPECIAL MEETING

     A  special  meeting  of the  stockholders  may be called at any time by the board of directors,  or by the chairman of the board,  or by the chief executive officer, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that  meeting.  No other person or persons are permitted to call a special meeting.

     If a special  meeting  is called by any  person or  persons  other than the board of directors, then the request shall be in writing, specifying the time of such meeting and the general  nature of the business  proposed to be transacted,

and shall be delivered  personally or sent by registered  mail or by telegraphic or  other  facsimile  transmission  to the  chairman  of the  board,  the  chief executive officer,  the president (in the absence of a chief executive officer), or the  secretary of the  corporation.  The officer  receiving the request shall cause  notice to be promptly  given to the  stockholders  entitled  to vote,  in accordance  with the provisions of Sections 2.4 and 2.6 of these bylaws,  that a meeting will be held at the time requested by the person or persons  calling the meeting,  so long as that time is not less than  thirty-five  (35) nor more than sixty (60) days after the  receipt  of the  request.  If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice.  Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4  NOTICE OF STOCKHOLDERS' MEETINGS

     All notices of meetings of stockholders shall be sent or otherwise given in accordance  with  Section 2.6 or Section  9.1 of these  bylaws not less than ten
(10) nor more than sixty (60) days  before the date of the  meeting.  The notice shall  specify  the  place,  date and hour of the  meeting,  the means of remote communication,  if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting,  and (i) in the case of a special meeting,  the purpose or purposes  for which the meeting is called (no  business other than that  specified in the notice may be  transacted) or (ii) in the case of the annual meeting,  those matters which the board of directors,  at the time of giving the notice, intends to present for action by the stockholders (but any proper  matter may be presented at the meeting for such  action).  The notice of any meeting at which  directors  are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

2.5  ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

     Subject to the  rights of holders of any class or series of stock  having a preference  over the  Common  Stock as to  dividends  or upon  liquidation,  (a)
nominations  for the  election of  directors,  and (b)  business  proposed to be brought before any stockholder  meeting may be made by the board of directors or proxy  committee  appointed  by the  board of  directors  or by any  stockholder entitled to vote in the election of directors  generally if such  nomination  or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose  business to be brought  before a meeting,  or both,  only if such  stockholder has given timely notice in proper written form of their intent to make such  nomination  or  nominations  or to propose  such  business.  To be timely, such stockholder's notice must be delivered to or mailed and received at the principal  executive  offices of the  corporation  not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's proxy statement  released to stockholders in connection with the previous year's annual meeting of  stockholders;  provided,  however,  that in the event that no annual  meeting was held in the previous year or the date of the annual  meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous  year's proxy  statement,  notice by the  stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

          (i)    the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be  nominated or of the business to be proposed;

          (ii)   a representation  that the stockholder is a holder of record of stock of the corporation  entitled to vote at such meeting and, if  applicable,  intends to appear in person or by proxy at the meeting to  nominate  the person or  persons  specified  in the notice;

          (iii)  if   applicable,   a  description   of  all   arrangements   or
                 understandings between the stockholder and each nominee and any other  person  or  persons  (naming  such  person  or  persons)
                 pursuant to which the nomination or nominations  are to be made by the stockholder;

          (iv)   such other information regarding each nominee or each matter of business  to be  proposed  by  such  stockholder  as  would  be required to be included in a proxy  statement filed pursuant to the proxy rules of the Securities  and Exchange  Commission had the nominee been nominated, or intended to be nominated, or the matter been  proposed,  or intended to be proposed by the board of directors; and

          (v)    if applicable, the consent of each nominee to serve as director of the corporation if so elected.

     The chairman of the meeting shall refuse to  acknowledge  the nomination of any person or the  proposal  of any  business  not made in  compliance  with the foregoing procedure.

2.6  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

     Notice of any meeting of stockholders shall be given:

          (i)    if mailed,  when  deposited in the United States mail,  postage prepaid,  directed to the  stockholder at his or her address as it appears on the corporation's records; or

          (ii)   if  electronically  transmitted  as  provided in Section 9.1 of these bylaws.

     An affidavit of the secretary or an assistant  secretary of the corporation or of the transfer agent or any other agent of the  corporation  that the notice has been given by mail or by a form of electronic  transmission,  as applicable, shall,  in the  absence of fraud,  be prima facie  evidence of the facts  stated
therein.

2.7  QUORUM

     The  holders  of a  majority  in  voting  power  of the  stock  issued  and outstanding  and entitled to vote,  present in person or  represented  by proxy, shall  constitute  a  quorum  at  all  meetings  of  the  stockholders  for  the transaction  of  business  except as  otherwise  provided  by  statute or by the certificate  of  incorporation.  If,  however,  such  quorum is not  present  or represented at any meeting of the stockholders,  then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting, without notice  other than  announcement  at the  meeting,  until a quorum is present or represented in accordance with Section 2.7 of these bylaws.

     When a quorum is  present  at any  meeting,  the vote of the  holders  of a majority of the stock having  voting power present in person or  represented  by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express  provision of the laws of the State of Delaware or of the  certificate  of  incorporation  or these  bylaws,  a  different  vote is required,  in which case such  express  provision  shall  govern and control the decision of the question.

     If a quorum be initially present, the stockholders may continue to transact
business   until   adjournment,   notwithstanding   the   withdrawal  of  enough
stockholders  to leave less than a quorum,  if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.8  ADJOURNED MEETING; NOTICE

     When a meeting is adjourned to another time and place,  unless these bylaws otherwise  require,  notice  need not be given of the  adjourned  meeting if the time, place if any thereof and the means of remote communication if any by which stockholders  and proxy holders may be deemed present in person and vote at such meeting are announced at the meeting at which the  adjournment is taken.  At the continuation of the adjourned  meeting the corporation may transact any business that might have been transacted at the original  meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the  adjourned  meeting,  a notice of the  adjourned  meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9  VOTING

     The stockholders  entitled to vote at any meeting of stockholders  shall be determined  in accordance  with the  provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law
of the State of Delaware (the "DGCL") (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

     Except as may be otherwise  provided in the certificate of incorporation or these bylaws,  each stockholder  shall be entitled to one vote for each share of capital stock held by such stockholder and stockholders shall not be entitled to cumulate  their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

     Notwithstanding  the foregoing,  if the stockholders of the corporation are entitled  to  cumulate  their  votes in the  election  of  directors,  each such stockholder  shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes that such stockholder  normally is entitled to cast) only if the candidates'  names have been properly placed in nomination  (in  accordance  with these  bylaws)  prior to  commencement  of the voting, and the stockholder  requesting cumulative voting has given notice prior to commencement of the voting of the stockholder's  intention to cumulate votes.

If  cumulative  voting is properly  requested,  each holder of stock,  or of any class or classes or of a series or series thereof,  who elects to cumulate votes shall be  entitled  to as many votes as equals the number of votes that  (absent this provision as to cumulative  voting) he or she would be entitled to cast for the election of directors with respect to his or her shares of stock  multiplied by the number of  directors  to be elected by him, and he or she may cast all of such votes for a single  director or may distribute  them among the number to be voted for, or for any two or more of them, as he or she may see fit.

2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

     Unless otherwise  provided in the certificate of incorporation,  any action required  or  permitted  to be  taken  at  any  annual  or  special  meeting  of stockholders may be taken without a meeting,  without prior notice and without a vote,  if a consent or  consents in writing  setting  forth the action so taken, shall be signed by the  holders of  outstanding  stock  having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares  entitled  to vote  thereon  were  present  and voted.

     Prompt  notice of the taking of the corporate  action  without a meeting by less than unanimous  written  consent shall be given to those  stockholders  who have not  consented  in  writing  and who,  if the  action  had been  taken at a meeting,  would have been  entitled  to notice of the meeting if the record date for such meeting had been the date that written  consents signed by a sufficient number of  holders to take the  action  were  delivered  to the  corporation  as provided  in Section  228 of the DGCL.  In the event  that the  action  which is consented to is such as would have  required the filing of a  certificate  under any provision of the DGCL, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the DGCL.

2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

     For  purposes of  determining  the  stockholders  entitled to notice of any meeting or to vote at any meeting of stockholders  or any  adjournment  thereof, the board of  directors  may fix, in  advance,  a record  date,  which shall not precede the date upon which the resolution  fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such  meeting nor more than sixty (60)
days prior to any other such  action,  and in such  event only  stockholders  of record on the date so fixed are entitled to notice and to vote,  notwithstanding any  transfer  of any  shares on the books of the  corporation  after the record date.

     If the board or directors does not so fix a record date:

          (i)  The record date for determining stockholders entitled to notice of or to vote at a  meeting  of  stockholders  shall  be at the close of  business on the day next  preceding  the day on which notice is given,  or,  if  notice  is  waived,  at the close of business on the day next preceding the day on which the meeting is held.

          (ii) The  record  date  for  determining  stockholders  entitled  to express  consent  to  corporate  action  in  writing  without a meeting,  when no prior  action  by the board of  directors  is necessary,  shall be the day on which the first written consent is expressed.

          (iii)  The  record  date for  determining  stockholders  for any other purpose  shall be at the close of  business on the day on which the board of directors adopts the resolution relating thereto.

     A determination  of stockholders of record entitled to notice of or to vote at a meeting of  stockholders  shall apply to any  adjournment  of the  meeting;
provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     The record date for any other  purpose  shall be as provided in Section 8.1 of these bylaws.

2.12 PROXIES

     Each  stockholder  entitled  to vote at a  meeting  of  stockholders  or to express consent or dissent to corporate  action in writing without a meeting may authorize  another  person  or  persons  to act for  such  stockholder  by proxy authorized  by an instrument  in writing or by a  transmission  permitted by law filed in accordance with the procedure  established for the meeting, but no such proxy shall be voted or acted upon after  three years from its date,  unless the proxy provides for a longer period.  The  revocability of a proxy that states on its face that it is  irrevocable  shall be governed by the provisions of Section
212 of the DGCL.

2.13 ORGANIZATION

     The chief  executive  officer,  or in the  absence  of the chief  executive officer,  the chairman of the board,  or, in the absence of the chief  executive officer and the chairman of the board, one of the corporation's vice presidents, shall call the meeting of the  stockholders to order,  and shall act as chairman of the meeting.  In the absence of the chief executive officer,  the chairman of the board,  and all of the vice  presidents,  the  stockholders  shall appoint a chairman for such  meeting.  The chairman of any meeting of  stockholders  shall determine  the order of business and the  procedures  at the meeting,  including such  matters  as the  regulation  of the  manner of voting  and the  conduct of business.  The  secretary  of the  corporation  shall  act as  secretary  of all meetings of the stockholders, but in the absence of the secretary at any meeting of the  stockholders,  the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE

     The officer  who has charge of the stock  ledger of the  corporation  shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders  entitled to vote at the meeting,  arranged in alphabetical  order,  and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  The corporation shall not be required to include  electronic  mail addresses or other  electronic  contact information  on such  list.  Such list shall be open to the  examination  of any stockholder,  for any purpose germane to the meeting,  during ordinary  business hours,  for a period of at least ten (10) days  prior to the  meeting,  (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting,  or (ii)
during ordinary business hours, at the corporation's principal executive office.
In the event that the  corporation  determines to make the list  available on an electronic  network,  the corporation  may take reasonable  steps to ensure that such  information is available only to stockholders of the  corporation.  If the meeting is to be held at a place,  then the list shall be  produced  and kept at the time and place of the  meeting  during  the whole time  thereof,  and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of  remote  communication,  then  the  list  shall  also be open to the examination  of any  stockholder  during  the  whole  time of the  meeting  on a reasonably accessible electronic network, and the information required to access such list  shall be  provided  with the notice of the  meeting.  Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.15 WAIVER OF NOTICE

     Whenever  notice is required to be given under any provision of the DGCL or of the certificate of  incorporation  or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated
therein,  shall be deemed  equivalent  to  notice.  Attendance  of a person at a meeting  shall  constitute a waiver of notice of such  meeting,  except when the person attends a meeting for the express purpose of objecting,  at the beginning of the meeting,  to the  transaction of any business  because the meeting is not lawfully  called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any  written  waiver  of notice  unless so  required  by the  certificate  of incorporation or these bylaws.

                                  ARTICLE III

                                    DIRECTORS

3.1  POWERS

     Subject  to the  provisions  of the  DGCL  and  to any  limitations  in the certificate of  incorporation  or these bylaws relating to action required to be approved by the  stockholders  or by the  outstanding  shares,  the business and affairs of the  corporation  shall be managed and all corporate  powers shall be exercised by or under the direction of the board of directors.

3.2  NUMBER OF DIRECTORS

     The authorized number of directors shall be determined from time to time by resolution  of the board of  directors,  provided the board of  directors  shall consist of at least three  members.  No  reduction of the  authorized  number of directors  shall have the effect of removing any director before that director's term of office expires.

3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS

     Except as  provided  in Section  3.4 of these  bylaws,  directors  shall be elected at each annual  meeting of  stockholders  to hold office  until the next annual  meeting.  Directors need not be  stockholders  unless so required by the certificate of incorporation  or these bylaws.  The certificate of incorporation or these bylaws may prescribe other qualifications for directors. Each director, including a director  elected or appointed to fill a vacancy,  shall hold office until the  expiration  of the term for which  elected and until a successor  has been elected and qualified or until such director's  earlier death,  resignation or removal.

     All elections of directors  shall be by written  ballot,  unless  otherwise provided in the  certificate  of  incorporation;  if  authorized by the board of directors,  such  requirement of a written ballot shall be satisfied by a ballot
submitted  by  electronic  transmission,   provided  that  any  such  electronic
transmission  must be either set forth or be  submitted  with  information  from which it can be determined that the electronic transmission was authorized.

3.4  RESIGNATION AND VACANCIES

     Any director may resign  effective on giving written notice to the chairman of the  board,  the  chief  executive  officer,  the  secretary  or the board of directors,  unless the notice  specifies  a later time for that  resignation  to become  effective.  When one or more directors so resigns and the resignation is effective  at a  future  date,  a  majority  of the  directors  then in  office, including  those who have so resigned,  shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall  become  effective,  and each  director  so chosen  shall  hold  office as provided in this section in the filling of other vacancies.

     Unless  otherwise  provided in the  certificate of  incorporation  or these bylaws:

          (i)    Vacancies and newly created  directorships  resulting  from any increase in the authorized  number of directors  elected by all of the stockholders  having the right to vote as a single class may be filled by a majority  of the  directors  then in office, although less than a quorum, or by a sole remaining director.

          (ii)   Whenever the holders of any class or classes of stock or series thereof  are  entitled  to elect one or more  directors  by the provisions of the certificate of  incorporation,  vacancies and newly created  directorships of such class or classes or series may be filled by a majority  of the  directors  elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     If at any time,  by  reason of death or  resignation  or other  cause,  the corporation  should  have no  directors  in  office,  then  any  officer  or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary  entrusted with like  responsibility for the person or estate of a stockholder,  may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

     If, at the time of filling any vacancy or any newly  created  directorship, the directors then in office  constitute less than a majority of the whole board
(as  constituted  immediately  prior to any such  increase),  then the  Court of
Chancery may, upon  application of any  stockholder or  stockholders  holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such  directors,  summarily order an election to be held to fill any such  vacancies or newly created  directorships,  or to replace the  directors  chosen  by the  directors  then in office  as  aforesaid,  which election  shall be  governed  by the  provisions  of Section  211 of the General
Corporation Law of Delaware as far as applicable.

3.5  REMOVAL OF DIRECTORS

     Unless otherwise restricted by statute, by the certificate of incorporation or by these  bylaws,  any  director  or the  entire  board of  directors  may be removed,  with or without cause, by the holders of a majority of the outstanding shares then  entitled to vote at an election of  directors;  provided,  however, that,  if and so  long  as  stockholders  of the  corporation  are  entitled  to cumulative  voting, if less than the entire board is to be removed,  no director may be removed  without  cause if the votes cast  against his  removal  would be sufficient to elect him if then cumulatively  voted at an election of the entire board of directors.

3.6  PLACE OF MEETINGS; MEETINGS BY TELEPHONE

     Regular  meetings of the board of directors may be held at any place within or outside the State of Delaware that has been  designated  from time to time by resolution of the board. In the absence of such a designation,  regular meetings shall be held at the  principal  executive  office of the  corporation.  Special meetings  of the board may be held at any place  within or outside  the State of
Delaware that has been designated in the notice of the meeting or, if not stated
in the notice or if there is no notice, at the principal executive office of the corporation.

     Any  meeting of the board,  regular or special,  may be held by  conference
telephone  or  similar  communication   equipment,  so  long  as  all  directors
participating  in the meeting can hear one another;  and all such  participating directors shall be deemed to be present in person at the meeting.

3.7  REGULAR MEETINGS

     Regular  meetings of the board of directors  may be held without  notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

3.8  SPECIAL MEETINGS; NOTICE

     Special  meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the chief executive officer, any vice president, the secretary or any two directors.

     Notice of the time and place of special meetings shall be:

          (i)    delivered personally by hand, by courier or by telephone;

          (ii)   sent by United States first-class mail, postage prepaid;

          (iii)  sent by facsimile; or

          (iv)   sent by electronic mail,

directed  to  each  director  at  that  director's  address,  telephone  number, facsimile number or electronic mail address, as the case may be, as shown on the corporation's records.

     If the  notice  is (i)  delivered  personally  by hand,  by  courier  or by telephone,  (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the  meeting.  If the  notice  is sent by  United  States  mail,  it shall be deposited  in the United  States  mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice  need not  specify the place of the meeting (if the meeting is to be held at the corporation's principal executive office) nor the purpose of the meeting.

3.9  QUORUM

     At all  meetings of the board of  directors,  a majority of the  authorized number of directors  shall  constitute a quorum for the transaction of business, except to adjourn as  provided  in Section  3.12 of these  bylaws.  Every act or decision  done or made by a  majority  of the  directors  present at a duly held meeting at which a quorum is present  shall be  regarded as the act of the board of directors,  subject to the provisions of the certificate of incorporation and applicable  law.  If a quorum  is not  present  at any  meeting  of the board of directors,  then the directors present thereat may adjourn the meeting from time to time,  without notice other than announcement at the meeting,  until a quorum is present.

     A meeting at which a quorum is  initially  present may continue to transact business  notwithstanding  the  withdrawal of directors,  if any action taken is approved by at least a majority of the quorum for that meeting.

3.10 WAIVER OF NOTICE

     Notice  of a  meeting  need not be given to any  director  (i) who  signs a waiver of notice,  whether before or after the meeting,  or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the  transaction of any business  because the meeting is not lawfully called or convened.  All such waivers shall be filed with the corporate  records or made part of the minutes of the meeting.  A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

3.11 ADJOURNMENT

     A majority of the directors present,  whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

                                       10

3.12 NOTICE OF ADJOURNMENT

     Notice of the time and place of holding an  adjourned  meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24)
hours. If the meeting is adjourned for more than  twenty-four  (24) hours,  then notice of the time and place of the adjourned  meeting shall be given before the adjourned  meeting takes place, in the manner  specified in Section 3.8 of these bylaws, to the directors who were not present at the time of the adjournment.

3.13 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

     Unless  otherwise  restricted by the certificate of  incorporation or these by-laws,  any action  required  or  permitted  to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting, provided  that  all  members  of the  board  or  committee,  as the case may be, individually or collectively consent in writing or by electronic transmission to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors.  Such written consent (whether in writing or by electronic  transmission)  and any  counterparts  thereof shall be filed  with  the  minutes  of the  proceedings  of the  board  of  directors  or committee.

3.14 FEES AND COMPENSATION OF DIRECTORS

     Unless  otherwise  restricted by the certificate of  incorporation or these by-laws,  directors and members of committees may receive such compensation,  if any, for their  services and such  reimbursement  of expenses as may be fixed or determined by resolution of the board of directors.  This Section 3.14 shall not be construed to preclude any director from serving the  corporation in any other capacity as an officer,  agent, employee or otherwise and receiving compensation for those services.

                                   ARTICLE IV

                                   COMMITTEES

4.1  COMMITTEES OF DIRECTORS

     The board of  directors  may,  by  resolution  adopted by a majority of the authorized  number of  directors,  designate  one (1) or more  committees,  each consisting  of one or more  directors.  The board may  designate one (1) or more directors as alternate  members of any committee,  who may replace any absent or disqualified  member  at  any  meeting  of the  committee.  In  the  absence  or disqualification  of a member of a  committee,  the  member or  members  thereof present at any meeting and not  disqualified  from  voting,  whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of  directors to act at the meeting in the place of any such absent or disqualified member. Any committee,  to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board in the  management  of the  business  and  affairs of the  corporation,  and may authorize  the seal of the  corporation  to be affixed  to all  papers  that may require  it;  but no such  committee  shall have the power or  authority  to (i)
approve  or  adopt,  or  recommend  to the  stockholders,  any  action or matter

                                       11

expressly required by the DGCL to be submitted to stockholders for approval,  or
(ii) adopt, amend or repeal any bylaw of the corporation.

4.2  MEETINGS AND ACTION OF COMMITTEES

     Meetings and actions of committees shall be governed by, and held and taken in accordance  with,  the  following  provisions of Article III of these bylaws:
Section 3.6 (place of  meetings;  meetings by  telephone),  Section 3.7 (regular meetings), Section 3.8 (special meetings; notice), Section 3.9 (quorum), Section
3.10  (waiver of notice),  Section 3.11  (adjournment),  Section 3.12 (notice of adjournment) and Section 3.13 (board action by written consent without meeting), with such changes in the context of those bylaws as are  necessary to substitute the  committee  and its  members  for the board of  directors  and its  members;
provided,  however,  that the time of  regular  meetings  of  committees  may be determined  either by  resolution  of the board of directors or by resolution of the  committee,  that  special  meetings  of  committees  may also be  called by resolution  of the board of  directors,  and that notice of special  meetings of committees  shall  also be given to all  alternate  members,  who shall have the right to attend all meetings of the committee.  The board of directors may adopt rules for the government of any committee not  inconsistent  with the provisions of these bylaws.

4.3  COMMITTEE MINUTES

     Each  committee  shall keep regular  minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V

                                    OFFICERS

5.1  OFFICERS

     The officers of the corporation  shall be a chief  executive  officer and a secretary.  The  corporation  may also have,  at the  discretion of the board of directors,  a chairman of the board,  a president,  one or more vice  presidents
(however denominated), one or more assistant secretaries, a treasurer and one or more  assistant  treasurers,  and such other  officers  as may be  appointed  in accordance  with the  provisions of Section 5.3 of these  bylaws.  Any number of offices may be held by the same person.

5.2  APPOINTMENT OF OFFICERS

     The officers of the  corporation,  except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors,  subject to the rights, if any, of an officer  under any  contract  of  employment,  and shall hold  their  respective offices  for  such  terms  as the  board  of  directors  may  from  time to time determine.

                                       12

5.3  SUBORDINATE OFFICERS

     The board of  directors  may  appoint,  or may empower the chief  executive officer  or, in the  absence of a chief  executive  officer,  the  president  to appoint,  such other  officers as the business of the  corporation  may require, each of whom shall hold office for such period,  have such power and  authority, and  perform  such  duties as are  provided  in these  bylaws or as the board of directors may from time to time determine.

5.4  REMOVAL AND RESIGNATION OF OFFICERS

     Subject  to the  rights,  if any,  of an  officer  under  any  contract  of employment,  any officer may be removed,  either with or without  cause,  by the affirmative  vote of a  majority  of the board of  directors  at any  regular or special  meeting  of the board or,  except in case of an  officer  chosen by the board of  directors,  by any  officer  upon whom such  power of  removal  may be conferred by the board of directors.

     Any  officer  may  resign  at any  time by  giving  written  notice  to the corporation.  Any  resignation  shall take  effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified  in that  notice,  the  acceptance  of the  resignation  shall  not be necessary to make it  effective.  Any  resignation  is without  prejudice to the rights,  if any, of the corporation under any contract to which the officer is a party.

5.5  VACANCIES IN OFFICES

     A vacancy in any office of the corporation  shall be filled by the board of directors or as provided in Section 5.2 or Section 5.3 as the case may be.

5.6  CHAIRMAN OF THE BOARD

     The  chairman  of the  board,  if such an  officer be  elected,  shall,  if present,  preside at meetings of the board of directors  and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed  by these bylaws.  If there is no chief  executive  officer,  then the  chairman of the board shall also be the chief executive  officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7  CHIEF EXECUTIVE OFFICER

     Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board,  if there be such an officer,  the chief executive  officer shall be the chief  executive  officer of the corporation and shall,  subject  to  the  control  of  the  board  of  directors,  have  general supervision,  direction  and  control of the  business  and the  officers of the corporation.  The  chief  executive  officer  shall  see  that  all  orders  and resolutions  of the board of directors are carried into effect.  He or she shall preside at all meetings of the stockholders  and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general  powers and duties of  management  usually  vested in the

                                       13

office of chief  executive  officer of a corporation,  and shall have such other powers  and  perform  such  other  duties as may be  prescribed  by the board of directors or these bylaws.

5.8  PRESIDENT

     In the absence or disability of the chief  executive  officer,  a president shall perform all the duties of the chief executive officer.  When acting as the chief  executive  officer,  a  president  shall  have all the  powers of, and be subject to all the restrictions  upon, the chief executive  officer. A president shall have such other  powers and perform such other duties as from time to time may be  prescribed  for him by the board of directors,  these bylaws,  the chief executive officer or the chairperson of the board of directors.

5.9  VICE PRESIDENTS

     In the absence or disability of the president,  and if there is no chairman of the board,  the vice  presidents,  if any, in order of their rank as fixed by the board of directors  or, if not ranked,  a vice  president  designated by the board of  directors,  shall  perform all the duties of the president and when so acting  shall have all the  powers  of,  and be subject to all the  restrictions upon,  the  president.  The vice  presidents  shall have such  other  powers and perform  such  other  duties  as from  time to time may be  prescribed  for them respectively  by the board of  directors,  these  bylaws,  the  chief  executive officer,  or in the absence of a chief executive  officer,  the president or the chairman of the board.

5.10 SECRETARY

     The secretary  shall keep or cause to be kept,  at the principal  executive office of the  corporation  or such other  place as the board of  directors  may direct, a book of minutes of all meetings and actions of the board of directors, committees  of directors and  stockholders.  The minutes shall show the time and place of each  meeting,  whether  regular  or  special  (and,  if  special,  how authorized  and the notice  given),  the names of those  present  at  directors'
meetings or committee  meetings,  the number of shares present or represented at stockholders' meetings and the proceedings thereof.

     The secretary  shall keep, or cause to be kept, at the principal  executive office of the corporation or at the office of the  corporation's  transfer agent or registrar,  as  determined  by resolution of the board of directors,  a share register or a duplicate  share register,  showing the names of all  stockholders and their  addresses,  the number and classes of shares held by each, the number and date of  certificates  evidencing  such  shares  and the  number and date of cancellation of every certificate surrendered for cancellation.

     The secretary  shall give, or cause to be given,  notice of all meetings of the stockholders and of the board of directors required to be given by law or by these  bylaws.  He or she  shall  keep  the seal of the  corporation,  if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

                                       14

5.11 CHIEF FINANCIAL OFFICER

     The chief  financial  officer shall keep and maintain,  or cause to be kept and  maintained,  adequate  and  correct  books and  records of  accounts of the properties and business  transactions of the corporation,  including accounts of its  assets,  liabilities,  receipts,  disbursements,  gains,  losses,  capital, retained earnings and shares. The books of account shall at all reasonable times be open to  inspection by any director for a purpose  reasonably  related to his position as a director.

     The chief financial  officer shall deposit all money and other valuables in the name and to the credit of the corporation  with such  depositaries as may be designated by the board of directors.  He or she shall disburse the funds of the corporation  as may be ordered by the board of  directors,  shall  render to the chief executive  officer,  or in the absence of a chief executive  officer,  the president and  directors,  whenever they request it, an account of all of his or her  transactions as chief financial  officer and of the financial  condition of the corporation,  and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

     The chief financial officer may be the treasurer of the corporation.

5.12 TREASURER

     The treasurer shall keep and maintain,  or cause to be kept and maintained, adequate  and  correct  books and  records of  accounts  of the  properties  and business  transactions  of the  corporation,  including  accounts of its assets, liabilities, receipts, disbursements,  gains, losses, capital retained earnings, and  shares.  The  books of  account  shall at all  reasonable  times be open to inspection by any director.

     The treasurer  shall deposit all moneys and other valuables in the name and to the  credit  of the  corporation  with  such  depositories  as the  board  of directors  may  designate.  The  treasurer  shall  disburse  the  funds  of  the corporation  as may be ordered by the board of  directors,  shall  render to the chief executive officer or, in the absence of a chief executive officer,  one or more of the president and directors, whenever they request it, an account of all his or her  transactions  as  treasurer  and of the  financial  condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

5.13 ASSISTANT SECRETARY

     The  assistant  secretary,  if any,  or,  if there is more  than  one,  the assistant  secretaries in the order  determined by the board of directors (or if there be no such  determination,  then in the order of their election) shall, in the absence of the  secretary or in the event of his or her inability or refusal to act,  perform the duties and exercise the powers of the  secretary  and shall perform  such other  duties and have such other powers as the board of directors may from time to time prescribe.

5.14 ASSISTANT TREASURER

     The  assistant  treasurer,  or, if there is more than  one,  the  assistant treasurers,  in the order  determined by the  stockholders or board of directors
(or if there be no such  determination,  then in the  order of their  election), shall,  in the  absence  of the chief  financial  officer or in the event of the chief financial  officer's  inability or refusal to act,  perform the duties and exercise the powers of the chief financial  officer and shall perform such other duties and have such other powers as may be prescribed by the board of directors or these bylaws.

                                       15

5.15 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

     The chairman of the board of directors,  the chief executive  officer,  the president,  any vice  president,  the  treasurer,  the  secretary  or  assistant secretary of this  corporation,  or any other person  authorized by the board of directors,  the chief executive officer or the president or a vice president, is authorized to vote,  represent,  and exercise on behalf of this  corporation all rights  incident to any and all shares of any other  corporation or corporations standing in the name of this  corporation.  The authority  granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power  of  attorney  duly  executed  by such  person  having  the authority.

5.16 AUTHORITY AND DUTIES OF OFFICERS

     In addition to the foregoing powers,  authority and duties, all officers of the corporation  shall  respectively  have such authority and powers and perform such  duties in the  management  of the  business of the  corporation  as may be designated from time to time by the board of directors.

                                   ARTICLE VI

       INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

6.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The corporation  shall  indemnify and hold harmless,  to the fullest extent permitted by applicable  law as the same now exists or may hereafter be amended, indemnify any person against expenses  (including  attorneys' fees),  judgments, fines,  and amounts  paid in  settlement  actually  and  reasonably  incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such  person was or is a party or is  threatened  to be made a party by reason of the fact  that such  person is or was a  director  or  officer  of the corporation.  For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation,  (ii) who is or was serving at the request of the  corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise,  or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     The  corporation  shall be required  to  indemnify a director or officer in connection  with an action,  suit, or proceeding (or part thereof)  initiated by such  director  or officer  only if the  initiation  of such  action,  suit,  or proceeding  (or part  thereof) by the director or officer was  authorized by the board of directors of the corporation.

     The corporation shall pay the expenses (including attorney's fees) incurred by a  director  or  officer  of  the  corporation  entitled  to  indemnification hereunder  in  defending  any  action,  suit or  proceeding  referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment

                                       16

of expenses  incurred by a director or officer of the  corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an  undertaking  by the  director  or  officer  to repay all  amounts advanced if it should  ultimately be determined  that the director of officer is not entitled to be indemnified under this Section 6.1 or otherwise.

     The rights  conferred on any person by this Article  shall not be exclusive of any other rights which such person may have or  hereafter  acquire  under any statute,  provision of the  corporation's  certificate of  incorporation,  these bylaws,  agreement,  vote of the  stockholders  or  disinterested  directors  or otherwise.

     Any repeal or  modification  of the  foregoing  provisions  of this Article shall not adversely  affect any right or  protection  hereunder of any person in respect of any act or  omission  occurring  prior to the time of such  repeal or modification.

6.2  INDEMNIFICATION OF OTHERS

     The corporation shall have the power to indemnify and hold harmless, to the fullest  extent  permitted  by  applicable  law as the  same now  exists  or may hereafter be amended,  any person (other than  directors  and officers)  against expenses  (including  attorneys'  fees),  judgments,  fines, and amounts paid in settlement  actually and reasonably  incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is  threatened  to be made a party by  reason  of the fact  that such person is or was an employee or agent of the  corporation.  For purposes of this
Section 6.2, an "employee" or "agent" of the corporation  (other than a director or officer)  shall mean any person (i) who is or was an employee or agent of the corporation,  (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation,  partnership,  joint venture, trust or other  enterprise,  or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3  INSURANCE

     The corporation may purchase and maintain insurance on behalf of any person who is or was a director,  officer, employee or agent of the corporation,  or is or was  serving  at the  request  of the  corporation  as a  director,  officer, employee or agent of another corporation,  partnership,  joint venture, trust or other enterprise  against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether  or not the  corporation  would have the power to  indemnify  him or her against such liability under the provisions of the DGCL.

6.4  OTHER INDEMNIFICATION.

     The corporation's obligation, if any, to indemnify any person who was or is serving at its  request as a  director,  officer,  employee  or agent of another corporation,  partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as  indemnification  from

                                       17

such  other  corporation,  partnership,  joint  venture,  trust,  enterprise  or non-profit enterprise.

                                  ARTICLE VII

                               RECORDS AND REPORTS

7.1  MAINTENANCE AND INSPECTION OF RECORDS

     The corporation shall,  either at its principal executive office or at such place or places as designated  by the board of  directors,  keep a record of its stockholders  listing  their  names and  addresses  and the  number and class of shares  held by each  stockholder,  a copy of these  bylaws as  amended to date, accounting books and other records.

     Any stockholder of record, in person or by attorney or other agent,  shall, upon  written  demand  under oath  stating the purpose  thereof,  have the right during the usual  hours for  business  to inspect  for any  proper  purpose  the corporation's stock ledger, a list of its stockholders,  and its other books and records and to make copies or extracts therefrom.  A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder.  In every instance  where an  attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other  writing  that  authorizes  the  attorney or other agent to so act on behalf of the  stockholder.  The  demand  under oath  shall be  directed  to the corporation  at its registered  office in Delaware or at its principal  place of business.

7.2  INSPECTION BY DIRECTORS

     Any  director  shall  have the right to  examine  the  corporation's  stock ledger, a list of its stockholders and its other books and records for a purpose reasonably  related to his or her position as a director.  The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is  entitled  to the  inspection  sought.  The  Court  may  summarily  order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts  therefrom.  The
Court may, in its  discretion,  prescribe any  limitations  or  conditions  with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

7.3  CERTIFICATION AND INSPECTION OF BYLAWS

     The original or a copy of these bylaws,  as amended or otherwise altered to date, certified by the secretary,  shall be kept at the corporation's  principal executive  office and shall be open to  inspection  by the  stockholders  of the corporation, at all reasonable times during office hours.

                                       18

                                  ARTICLE VIII

                                 GENERAL MATTERS

8.1  RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

     For purposes of determining the stockholders entitled to receive payment of
any  dividend  or  other   distribution  or  allotment  of  any  rights  or  the
stockholders  entitled  to  exercise  any  rights  in  respect  of  any  change, conversion or exchange of stock,  or for the purpose of any other lawful action, the board of  directors  may fix, in  advance,  a record  date,  which shall not precede the date upon which the resolution fixing the record date is adopted and which  shall not be more than sixty (60) days  before any such  action.  In that case, only  stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights,  as the case may be,  notwithstanding  any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

     If the board of directors  does not so fix a record  date,  then the record date for determining  stockholders for any such purpose shall be at the close of business  on the day on which  the  board of  directors  adopts  the  applicable resolution.

8.2  CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

     From time to time,  the board of directors  shall  determine by  resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money,  notes or other evidences of  indebtedness  that are issued in the name of or payable to the  corporation,  and only the persons so  authorized shall sign or endorse those instruments.

8.3  CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED

     The board of directors,  except as otherwise  provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any  contract  or  execute  any  instrument  in the name of and on behalf of the corporation;  such power and  authority  may be general or  confined to specific instances.  Unless so authorized or ratified by the board of directors or within the agency  power of an officer,  no officer,  agent or employee  shall have any power or authority to bind the  corporation  by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4  STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

     The  shares  of the  corporation  shall  be  represented  by  certificates, provided  that  the  board  of  directors  of the  corporation  may  provide  by resolution  or  resolutions  that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Notwithstanding  the adoption of such a resolution by the board of directors,  every holder of stock represented by certificates and, upon request, every holder of uncertificated  shares,  shall be entitled to have a certificate signed by, or in the name of the corporation  by, the chairman or  vice-chairman of the board of directors, or the chief executive officer or vice-president, and by the  treasurer or an assistant  treasurer,  or the  secretary or an assistant

                                       19

secretary of such corporation  representing  the number of shares  registered in certificate  form.  Any or all of the  signatures  on the  certificate  may be a facsimile.  In case any officer,  transfer  agent or registrar who has signed or whose  facsimile  signature has been placed upon a certificate  has ceased to be such officer,  transfer agent or registrar before such certificate is issued, it may be issued by the corporation  with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     Upon surrender to the secretary or transfer  agent of the  corporation of a certificate  for shares  duly  endorsed  or  accompanied  by proper  evidence of succession,  assignment  or authority  to transfer,  it shall be the duty of the corporation to issue a new  certificate to the person entitled  thereto,  cancel the old certificate and record the transaction upon its books.

     The  corporation  may issue  the whole or any part of its  shares as partly paid and  subject  to call for the  remainder  of the  consideration  to be paid therefor.  Upon the face or back of each stock  certificate  issued to represent any such partly paid shares, or upon the books and records of the corporation in the  case  of  uncertificated  partly  paid  shares,  the  total  amount  of the consideration  to be paid  therefor and the amount paid thereon shall be stated.
Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class,  but only upon the basis of the percentage of the consideration actually paid thereon.

8.5  SPECIAL DESIGNATION ON CERTIFICATES

     If the  corporation  is authorized to issue more than one class of stock or more than one  series of any  class,  then the  powers,  the  designations,  the preferences and the relative, participating, optional or other special rights of each class of stock or series  thereof and the  qualifications,  limitations  or restrictions  of such  preferences  and/or  rights shall be set forth in full or summarized on the face or back of the  certificate  that the  corporation  shall issue to  represent  such  class or series of stock;  provided,  however,  that, except  as  otherwise  provided  in  Section  202 of the  DGCL,  in  lieu of the foregoing  requirements  there  may be set  forth  on the  face  or  back of the certificate  that the corporation  shall issue to represent such class or series of stock a statement that the  corporation  will furnish  without charge to each stockholder who so requests the powers,  the  designations,  the preferences and the relative,  participating,  optional or other special rights of each class of stock or series thereof and the  qualifications,  limitations or restrictions of such preferences and/or rights.

8.6  LOST CERTIFICATES

     Except as provided in this  Section  8.6,  no new  certificates  for shares shall be issued to replace a previously issued  certificate unless the latter is surrendered  to the  corporation  and  cancelled at the same time.  The board of directors  may,  in case any  share  certificate  or  certificate  for any other security is lost,  stolen or destroyed,  authorize  the issuance of  replacement certificates  on such terms and  conditions as the board may require;  the board may  require  indemnification  of the  corporation  secured  by a bond or  other adequate security  sufficient to protect the corporation  against any claim that may be made against it,  including any expense or  liability,  on account of the

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alleged loss,  theft or  destruction  of the  certificate or the issuance of the replacement certificate.

8.7  DIVIDENDS.

     The board of directors, subject to any restrictions contained in either (i)
the  DGCL,  or (ii)  the  certificate  of  incorporation,  may  declare  and pay dividends upon the shares of its capital  stock.  Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

     The  board  of  directors  may set  apart  out of any of the  funds  of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited
to  equalizing   dividends,   repairing  or  maintaining  any  property  of  the
corporation, and meeting contingencies.

8.8  FISCAL YEAR.

     The fiscal  year of the  corporation  shall be fixed by  resolution  of the board of directors and may be changed by the board of directors.

8.9  SEAL.

     The  corporation  may adopt a  corporate  seal,  which shall be adopted and which may be  altered by the board of  directors.  The  corporation  may use the corporate  seal by causing it or a facsimile  thereof to be impressed or affixed or in any other manner reproduced.

8.10 STOCK TRANSFER AGREEMENTS.

     The  corporation  shall have power to enter into and perform any  agreement with any  number  of  stockholders  of any one or more  classes  of stock of the corporation  to restrict the transfer of shares of stock of the  corporation  of any one or more classes owned by such  stockholders in any manner not prohibited by the DGCL.

8.11 REGISTERED STOCKHOLDERS.

     The corporation:

          (i)    shall be entitled to recognize the exclusive  right of a person registered  on its  books as the  owner of  shares  to  receive dividends and to vote as such owner;

          (ii)   shall be entitled to hold liable for calls and  assessments the person registered on its books as the owner of shares; and

          (iii)  shall not be bound to recognize any equitable or other claim to or  interest  in such  share or shares  on the part of  another person,  whether or not it shall have  express or other  notice thereof,  except as otherwise provided by the laws of the State of Delaware.

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8.12 WAIVER OF NOTICE.

     Whenever  notice is required to be given under any  provision  of the DGCL, the certificate of incorporation  or these bylaws,  a written waiver,  signed by the person  entitled to notice,  or a waiver by electronic  transmission  by the person  entitled  to notice,  whether  before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person  at a meeting  shall  constitute  a waiver  of notice of such  meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting,  to the  transaction  of any business  because the meeting  is  not  lawfully  called  or  convened.  Neither  the  business  to be transacted  at,  nor the  purpose  of, any  regular  or  special  meeting of the stockholders  need be specified in any written waiver of notice or any waiver by electronic  transmission  unless so required by the certificate of incorporation or these bylaws.

8.13 TRANSFER AGENTS AND REGISTRARS

     The board of directors may appoint one or more transfer  agents or transfer clerks, and one or more registrars,  each of which shall be an incorporated bank or trust company -- either  domestic or foreign,  who shall be appointed at such times and places as the  requirements of the corporation may necessitate and the board of directors may designate.

8.14 CONSTRUCTION; DEFINITIONS

     Unless the context requires  otherwise,  the general  provisions,  rules of construction  and definitions in the DGCL shall govern the construction of these bylaws.  Without  limiting the  generality of this  provision,  as used in these bylaws,  the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

                                   ARTICLE IX

                        NOTICE BY ELECTRONIC TRANSMISSION

9.1  NOTICE BY ELECTRONIC TRANSMISSION.

     Without  limiting  the  manner  by  which  notice  otherwise  may be  given
effectively  to   stockholders   pursuant  to  the  DGCL,  the   certificate  of
incorporation  or  these  bylaws,  any  notice  to  stockholders  given  by  the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be  effective if given by a form of  electronic  transmission consented to by the  stockholder  to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any such consent shall be deemed revoked if:

          (i)    the corporation is unable to deliver by electronic transmission two consecutive  notices given by the corporation in accordance with such consent; and

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          (ii)   such  inability  becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

     However,  the  inadvertent  failure to treat such inability as a revocation shall not invalidate any meeting or other action.

     Any notice given pursuant to the preceding paragraph shall be deemed given:

          (i)    if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

          (ii)   if by electronic  mail,  when  directed to an  electronic  mail address  at which the  stockholder  has  consented  to  receive notice;

          (iii)  if by a posting on an electronic network together with separate notice to the  stockholder of such specific  posting,  upon the later of (A) such  posting and (B) the giving of such  separate notice; and

          (iv)   if by any other form of electronic transmission,  when directed to the stockholder.

     An affidavit of the secretary or an assistant  secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of  electronic  transmission  shall,  in the  absence of fraud,  be prima  facie evidence of the facts stated therein.

9.2  DEFINITION OF ELECTRONIC TRANSMISSION.

     An "electronic transmission" means any form of communication,  not directly involving the physical  transmission of paper, that creates a record that may be retained,  retrieved,  and  reviewed  by a  recipient  thereof,  and that may be directly  reproduced  in paper form by such a  recipient  through  an  automated process.

9.3  INAPPLICABILITY.

     Notice by a form of  electronic  transmission  shall not apply to  Sections
164, 296, 311, 312 or 324 of the DGCL.

                                   ARTICLE X

                                   AMENDMENTS

     The original or other bylaws of the corporation may be adopted,  amended or repealed by the  stockholders  entitled to vote or by the board of  directors of the  corporation.  The fact  that  such  power  has been so  conferred  upon the directors shall not divest the  stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

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     Whenever an  amendment  or new bylaw is adopted,  it shall be copied in the book of bylaws with the original bylaws, in the appropriate  place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

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